SECURITIES AND EXCHANGE COMMISSION


                      WASHINGTON, D.C. 20549

            __________________________________________


                             FORM 8-K
                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934



Date of Report                             February 17, 1995
(Date of Earliest Event Reported)



                COLUMBIA/HCA HEALTHCARE CORPORATION
      (Exact name of Registrant as specified in its Charter)


                             DELAWARE
                     (State of Incorporation)




 001-11239                                       75-2497104
(Commission                                   (I.R.S. Employer
File Number)                                  Identification No.)





One Park Plaza, Nashville, Tennessee            37203
(Address of principal executive offices)      (Zip Code)





                          (615) 327-9551
       (Registrant's telephone number, including area code)

ITEM 5.

    OTHER EVENTS

     On February 17, 1995, Columbia/HCA Healthcare Corporation (the "Company") announced its operating results for the fourth quarter and year ended December 31, 1994. A copy of the press release issued by the Company on February 17, 1995, and related financial information, is attached hereto as Exhibit 20, and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits.

           Exhibit 20.  Copy of the Company's press release dated
February 17, 1995 and related financial information.


                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               COLUMBIA/HCA HEALTHCARE CORPORATION





                               ___________________________________
                                        Richard A. Lechleiter
                                        Vice President and Controller


DATED:  February 21, 1995